CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Travelers Series Fund Inc. - AIM Capital Appreciation Portfolio (the "Registrant"), each certify to the best of his knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended April 30,2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Administrative Officer
Travelers Series Fund Inc. -                Travelers Series Fund Inc. -
AIM Capital Appreciation Portfolio          AIM Capital Appreciation Portfolio


/s/ R. Jay Gerken                           /s/ Andrew B. Shoup
---------------------------                 ------------------------------------
R. Jay Gerken                               Andrew B. Shoup
Date: June 30, 2004                         Date: June 30, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Travelers Series Fund Inc. - Smith Barney Large Capitalization Growth Portfolio (the "Registrant"), each certify to the best of his knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended April 30,2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Administrative Officer
Travelers Series Fund Inc. -                Travelers Series Fund Inc. -
Smith Barney Large Capitalization           Smith Barney Large Capitalization
Growth Portfolio                            Growth Portfolio


/s/ R. Jay Gerken                           /s/ Andrew B. Shoup
---------------------------                 ------------------------------------
R. Jay Gerken                               Andrew B. Shoup
Date: June 30, 2004                         Date: June 30, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.